EXHIBIT 10.3
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HEWLETT PACKARD                          Master Equipment Lease Agreement # 1478
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     THIS AGREEMENT dated and effective as of the 23rd day of August , 2000.

between: NOMATTERWARE INC.                      (hereinafter "Customer")

and: HEWLETT PACKARD(CANADA) LTD.               (hereinafter "HP).

       FOR MUTUAL CONSIDERATION as set out, the parties agree as follows:

Hewlett-Packard (Canada) Ltd. is pleased to have the opportunity of doing business with you. Our objective is to provide the highest quality products and support. In order to help us achieve this objective, we encourage your feedback. If you have any questions or concerns please contact Rob Dempsey at 403-294-3931.

This  Master  Equipment  Lease  Agreement   ("Agreement"),   with   attachments,
establishes the agreement under which HP will lease to you the products and other items as listed. The following documents comprise this Agreement:

                * This Master Equipment Lease Agreement
                * (list exhibits, schedules and riders)

Schedules may be added, deleted or amended by mutual agreement from time to time.


 IN WITNESS WHEREOF the parties hereto have executed and delivered the Agreement as of the date first written above.

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NOMATTERWARE INC.                                  HEWLETT-PACKARD (CANADA) LTD.
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/s/ Brad Churchill
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Signature                        Signature


Brad Churchill, President        Rob Dempsey, Account Manager Technology Finance
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Typed Name & Title               Typed Name & Title


Suite 360, 717-7th Ave. SW       Suite 3600, 150 - 6th Ave. SW
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Street Address                   Street Address

Calgary, AB T2P 0Z3              Calgary, AB T2J2S8
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City, Province Postal Code       City, Province Postal Code